UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2003

Forest City Enterprises, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4372	34-0863886

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio	44113

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. Results of Operations and Financial Condition

     On September 12, 2003, Forest City Enterprises, Inc. issued a press release announcing financial results for the three and six months ended July 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934,(the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By: /s/ THOMAS G. SMITH Name: Thomas G. Smith Title: Executive Vice President, Chief Financial Officer and Secretary

Date: September 12, 2003

EXHIBIT INDEX

Exhibit
Number		Description

99.1	-	Press Release of Forest City Enterprises, Inc. Dated September 12, 2003